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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                  June 16, 1997
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                               Unity Bancorp, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12431                22-3282551
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


          64 Old Highway 22, Clinton, New Jersey              08809
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         (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code (908) 730-7630
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Item 5.  Other Events.
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     The Registrant issued a press release on June 16, 1997 announcing that the
American Stock Exchange approved the common stock purchase warrants of Unity Bancorp, Inc. for listing on that date.

Item 7.  Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                      Description
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    99                           Press Release dated June 16, 1997


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     UNITY BANCORP, INC.
                                     -------------------
                                        (Registrant)



Dated:  June 20, 1997                By: /s/ James Hyman
                                         ---------------
                                         James Hyman
                                         President and Chief
                                         Operating Officer


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                                  EXHIBIT INDEX
                                  -------------
                           CURRENT REPORT ON FORM 8-K
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                                                                    Sequential
Exhibit No.                  Description                            Page Number
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   99                        Press Release dated
                             June 16, 1997










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